RBB BANCORP

NASDAQ: RBB

2026 First Quarter Earnings Results

April 20, 2026

Disclosure Statement

RBB BANCORP

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic or foreign financial markets; the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; federal government shutdowns and uncertainty regarding the federal government's debt limit; possible additional provisions for credit losses and charge-offs; credit risks of lending activities and deterioration in asset or credit quality; extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; compliance with the Bank Secrecy Act and other money laundering statutes and regulations; potential goodwill impairment; liquidity risk; failure to comply with debt covenants; fluctuations in interest rates; risks associated with acquisitions and the expansion of our business into new markets; inflation and deflation; real estate market conditions and the value of real estate collateral; the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; environmental liabilities; our ability to compete with larger competitors; our ability to retain key personnel; successful management of reputational risk; severe weather, natural disasters, earthquakes, fires, including direct and indirect costs and impacts on clients; or other adverse external events could harm our business; geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East, and increasing tensions between China and Taiwan, which could impact business and economic conditions in the U.S. and abroad; tariffs, trade policies, and related tensions, which could impact our clients, specific industry sectors, and/or broader economic conditions and financial market; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; general economic or business conditions in Asia, and other regions where the Bank has operations; failures, interruptions, or security breaches of our information systems; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; cybersecurity threats and the cost of defending against them; our ability to adapt our systems to the expanding use of technology in banking; risk management processes and strategies; adverse results in legal proceedings; the impact of regulatory enforcement actions, if any; certain provisions in our charter and bylaws that may affect acquisition of the Company; changes in tax laws and regulations; the impact of governmental efforts to restructure the U.S. financial regulatory system and increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; the impact of changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; fluctuations in the Company's stock price; restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; the soundness of other financial institutions; our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including its Annual Report as filed under Form 10-K for the year ended December 31, 2025, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial disclosures, which the Company uses to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. Please refer to the tables at the end of this presentation for a presentation of performance ratios in accordance with GAAP and a reconciliation of the non-GAAP financial measures to the GAAP financial measures.

1st Quarter 2026 | Financial Highlights

RBB BANCORP

($ in thousands, except per share data)	1Q25	4Q25	1Q26	QoQ	YoY
Earnings & Profitability					
Diluted Earnings Per Share (EPS)	$ 0.13	$ 0.59	$ 0.66	12%	408%
Net Interest Income	$ 26,163	$ 29,508	$ 30,503	3%	17%
Net Income	$ 2,290	$ 10,177	$ 11,300	11%	393%
Pre-Tax Pre-Provision (PTPP) Income[1]	$ 9,936	$ 13,350	$ 15,496	16%	56%
Net Interest Margin (NIM)	2.88%	2.99%	3.15%	16 bps	27 bps
Efficiency Ratio	65.09%	58.69%	55.41%	-328 bps	-968 bps
Return on Average Assets[2]	0.24%	0.96%	1.09%	13 bps	85 bps
Return on Tangible Common Equity[1][2]	2.12%	9.05%	10.04%	99 bps	792 bps
Balance Sheet & Capital					
Gross Loans Held for Investment (HFI)[3]	$ 3,143,063	$ 3,314,301	$ 3,325,232	1%	6%
Total Deposits[3]	$ 3,142,628	$ 3,350,398	$ 3,339,884	-1%	6%
Common Equity Tier 1 (CET1) Ratio	17.87%	17.49%	17.85%	36 bps	-2 bps
Tangible Common Equity to Tangible Assets (TCE) Ratio[1]	11.10%	10.90%	11.12%	22 bps	2 bps
Tangible Book Value per Share[1]	$ 24.63	$ 26.42	$26.84	2%	9%
Asset Quality					
Net Loan Charge-offs	$ 2,643	$ 1,624	$ 22	-99%	-99%
Nonperforming Loans (NPLs)	$ 60,380	$ 44,632	$ 44,568	0%	-26%
Nonperforming Assets (NPAs)	$ 64,550	$ 53,462	$ 48,836	-9%	-24%
NPLs/Total Loans	1.92%	1.35%	1.34%	-1 bps	-58 bps
NPAs/Total Assets	1.61%	1.27%	1.16%	-11 bps	-45 bps
Allowance for Loan Losses (ACL)/ Total Loans Held for Investment	1.65%	1.32%	1.31%	-1 bps	-34 bps

1Q26 Highlights

Net Income Growth
$11.3 million - 11% increase QoQ
Sustained profitability QoQ

Diluted EPS
$0.66 - increased 12% QoQ

PTPP Income[1]
$15.5 million - 16% increase QoQ

Loan and Deposit Growth
6% increase YoY

Net Interest Margin Expanded
3.15%

Strong TCE Ratio[1]
11.12%

Tangible Book Value per Share[1]
$26.84 - 9% increase YOY
Returned $25.1 million to stockholders since 3/31/2025

NPA Reduction
$4.6 million, or 9%, QoQ
$15.7 million, or 24%, YoY

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release; (2) Annualized; (3) QoQ changes are annualized

Strategically Managed Balance Sheet

RBB BANCORP

($ in thousands, except per share data)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Cash and Due From Banks	$ 239,423	$ 192,452	$ 235,530	$ 212,917	$ 197,510
Available for Sale (AFS) Securities	378,188	413,142	410,631	407,204	415,789
Held to Maturity (HTM) Securities	5,188	4,186	4,185	4,184	4,182
Loans Held for Sale (HFS)	655	—	756	2,067	—
Gross Loans HFI	3,143,063	3,234,695	3,302,577	3,314,301	3,325,232
Allowance for Loan Losses (ALL)	(51,932)	(51,014)	(44,892)	(43,888)	(43,666)
Net HFI loans	3,091,131	3,183,681	3,257,685	3,270,413	3,281,566
Other Assets	294,815	296,579	299,668	311,509	295,265
Total Assets	**$ 4,009,400**	**$ 4,090,040**	**$4,208,455**	**$ 4,208,294**	**$4,194,312**
Total Deposits	$3,142,628	$3,188,231	$3,366,497	$3,350,398	$3,339,884
Federal Home Loan Bank Advances	160,000	180,000	130,000	130,000	130,000
Long-term and Subordinated Debt	134,835	134,985	135,135	135,286	135,429
Other Liabilities	61,631	69,171	62,488	69,200	57,945
Total Liabilities	**$ 3,499,094**	**$ 3,572,387**	**$3,694,120**	**$ 3,684,884**	**$3,663,258**
Total Shareholders' Equity	**$ 510,306**	**$ 517,653**	**$ 514,335**	**$ 523,410**	**$ 531,054**
Book Value per Share	$ 28.77	$ 29.25	$ 30.18	$30.69	$31.10
Tangible Book Value per Share [1]	$ 24.63	$ 25.11	$ 25.89	$26.42	$26.84
Common Equity to Assets Ratio	12.73%	12.66%	12.22%	12.44%	12.66%
Tangible Common Equity Ratio [1]	11.10%	11.07%	10.67%	10.90%	11.12%
Loan to Deposit Ratio	100.0%	101.5%	98.1%	99.0%	99.6%



Loan to Deposit Ratio
100.0%
101.5%
98.1%
99.0%
99.6%
$ in Billions
$3.14
$3.14
$3.23
$3.19
$3.37
$3.35
$3.34
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

- Loans HFI increased $10.9 million, or 1%[2], QoQ and $182.2 million, or 6%, YoY
- New loan originations of $131.1 million for 1Q26
- Loan sales of $8.9 million for 1Q26
- Deposits decreased $10.5 million, or 1%[2], QoQ and increased $197.3 million, or 6%, YoY
- Tangible book value per share[1] increased 2% QoQ and 9% YoY

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release; (2) Annualized

Income Statement Trends

RBB Bancorp 皇佳商業金控

($ in thousands, except per share data)	3/31/2025	6/30/2025	9/30/2025	12/31/2025	3/31/2026
Interest and Fees on Loans	$ 45,621	$ 47,687	$ 50,094	$ 50,447	$ 49,938
Interest on Investment Securities	4,136	4,213	4,592	4,140	3,969
Other Interest Income	2,579	2,305	2,706	2,606	2,896
Total Interest Income	**52,336**	**54,205**	**57,392**	**57,193**	**56,803**
Interest Expense on Deposits	23,552	23,817	24,826	24,904	23,568
Interest Expense on Borrowings	2,621	3,054	3,289	2,781	2,732
Total Interest Expense	**26,173**	**26,871**	**28,115**	**27,685**	**26,300**
Net Interest Income	**26,163**	**27,334**	**29,277**	**29,508**	**30,503**
Provision for (Reversal of) Credit Losses	6,746	2,387	625	600	(200)
Net Interest Income After Provision	**19,417**	**24,947**	**28,652**	**28,908**	**30,703**
Noninterest Income	2,295	8,478	3,293	2,807	4,251
Noninterest Expense	18,522	20,493	18,683	18,965	19,258
Income Before Income Taxes	**3,190**	**12,932**	**13,262**	**12,750**	**15,696**
Income Tax Expense	900	3,599	3,114	2,573	4,396
Net income	**$ 2,290**	**$ 9,333**	**$ 10,148**	**$ 10,177**	**$ 11,300**
Earnings Per Share:					
Basic	$ 0.13	$ 0.53	$ 0.59	$ 0.60	$ 0.66
Diluted	$ 0.13	$ 0.52	$ 0.59	$ 0.59	$ 0.66



Net Income and Diluted EPS
($ in millions except per share amounts)
$0.13
$0.52
$0.59
$0.59
$0.66
$2,290
$9,333
$10,148
$10,177
$11,300
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Net Income
Diluted EPS

- Net income totaled $11.3 million in 1Q26, increased 11% QoQ and 393% YoY
- Diluted EPS of $0.66 is an increase of $0.07 per share, or 12%, QoQ and $0.53 per share, or 408%, YoY
- ROA of 1.09% in 1Q26 compared to 0.96% in 4Q25 and 0.24% 1Q25

Loan Portfolio Highlights

- Diversified loan portfolio at 3/31/26
  - SFR - Mainly non-qualified mortgage loans
  - CRE – Loans secured by commercial real estate, including multifamily and owner and non-owner occupied CRE
  - C&D – Construction and land development loans
  - C&I – Majority secured by assets
  - SBA - 7(a)program loans for business acquisition or working capital and 504 program loans
- 52% of total loans are fixed rate and 48% are variable rate [1]
- Performance driven by
  - New originations of $131.1 million
  - Loans HFI net growth of $10.9 million, or 1.3% annualized
  - Yield on new originations of 6.37%
  - Loans HFI portfolio average yield increased to 6.14% for 1Q26

Loan Portfolio Composition as of 3/31/2026



CRE
38%
SFR
51%
C&D
5%
SBA
1%
C&I
5%

Business Line ($ in thousands)	March 31, 2026	1Q26 Yield	December 31, 2025	4Q25 Yield
Single-family residential mortgages (SFR)	$ 1,682,728	5.64%	$ 1,655,382	5.49%
Commercial real estate (CRE)	1,274,105	6.35%	1,303,019	6.32%
Construction and land development (C&D)	159,292	7.84%	155,464	8.24%
Commercial and industrial (C&I)	152,911	7.25%	140,061	7.27%
Small Business Adminstration (SBA)	52,279	9.14%	55,978	8.76%
Other	3,917	6.49%	4,397	6.14%
Total Loans HFI	$ 3,325,232	6.14%	$ 3,314,301	6.07%
New Loan Originations	$ 131,100	6.37%	$ 144,966	6.38%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from March 31, 2026

Business Line Profile: CRE | C&D

CRE Loans

$1.27 billion


Other
Owner
Occupied
12.2%
Other Non-Owner
27.2%
Multifamily
58.1%

C&D Loans

$159.3 million


Land
Development
2.5%
Residential
Construction
32.2%
Commercial
Construction
65.3%

CRE Loans at 3/31/26	($ in thousands)	%
Hotel/Motel	$ 138,842	10.9%
Warehouse and Industrial	109,087	8.6%
Mixed Use	105,749	8.3%
Retail	88,399	6.9%
Office	33,524	2.6%
Other	25,941	2.1%
CRE Owner Occupied & Non-Owner Occupied	501,542	39.4%
Multifamily	740,630	58.1%
Single Family	31,933	2.5%
Total CRE Loans	$ 1,274,105	100.0%

- CRE Office average loan-to-value (LTV) of 46%
  - Over 87% of office loans with LTV <65%
- CRE Office geographic distribution
  - 100% of properties located within the Company's primary service areas
- Multifamily average LTV of 57%
  - NY rent controlled of $48.4 million with 100% of loans with LTV <65%
- C&D average LTV of 59%
  - $131.6 million current and average LTV of 56%
  - $27.7 million on nonaccrual and average LTV of 77%

RBB BANCORP

Distribution by Geography


SoCal
NY
NorCal
IL
NJ
NV
Other
NV 1%
Other 2%
IL 3%
NJ 3%
NorCal 7%
SoCal 37%
NY 47%
$1.68 billion Residential Mortgage Loans

Distribution by LTV (1)


<50%
50.01%<55%
55.01% - 60%
60.01%-65%
65.01% - 70%
>70%
>70% 4%
65.01% - 70% 15%
<50% 31%
60.01%-65% 20%
50.01%<55% 11%
55.01% - 60% 19%
$499,241
Avg. loan size

Regional distribution

- 98% of properties located within the Company's primary service areas

LTV distribution

- Average weighted LTV 54%
- Over 95% of loans with LTV <70%

(1) LTVs are based on origination date

Business Line Profile: C&I | SBA

C&I Loans

$152.9 million


Shared Nat'l Credits 1.6%
Commercial Term 20.6%
Credit Lines 77.8%

SBA Loans

$52.3 million


Guaranteed 14.0%
Unguaranteed Secured by RE 37.7%
Unguaranteed 504 Loans (1) 36.9%
Unguaranteed Unsecured 11.4%

C&I and SBA Portfolio ($mm)


$186.2
$194.2
$200.7
$196.0
$205.2
$50.7
$56.0
$54.0
$56.0
$52.3
$135.5
$138.3
$146.7
$140.1
$152.9
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
C&I Loans
SBA Loans

Unguaranteed SBA Loans Totaled $45.0 Million

By Business


Retail 4.7%
Gas Stations 3.9%
Other Real Estate 17.1%
Warehouse 29.4%
Hotel/Motels 44.9%

By Location


Arizona 2.4%
Other 2.3%
Nevada 4.9%
New York 5.2%
Texas 6.0%
Oregon 6.1%
Washington 7.1%
California 66.0%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Nonperforming Assets Declined



NPAs / Total Assets
$ in thousands
$64,550
$60,987
$54,314
$53,462
$48,836
$4,170
$4,170
$8,830
$8,830
$4,268
1.61%
1.49%
1.29%
1.27%
1.16%
$60,380
$56,817
$45,484
$44,632
$44,568
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
NPLs
OREO
NPAs / Total Assets

NPAs	3/31/2026 #	3/31/2026 $	12/31/2025 #	12/31/2025 $	% Change
		($ in thousands)			
SFR	4	$ 1,507	4	$ 2,144	
CRE	4	9,137	3	8,157	
C&D	2	27,694	2	27,994	
C&I	2	5,116	2	5,116	
SBA	4	1,114	4	1,221	
Total NPLs	16	$ 44,568	15	$ 44,632	0%
OREO	2	4,268	3	8,830	
Total NPAs	18	$ 48,836	18	$ 53,462	-9%

- Nonperforming assets decreased $4.6 million, or 9%, QoQ and $15.7 million, or 24%, YoY
- NPLs relatively unchanged QoQ and decreased $15.8 million, or 26%, YoY
- NPLs greater than $1 million total $41.4 million, or 93% of total NPLs, related to 5 relationships
- OREO decreased $4.6 million with sale in 1Q26 and consists of two SFR properties ($3.8 million net exposure after SBA guarantee)

Nonperforming Loans By Region



TX 2.0%
Other 1.5%
IL 7.0%
NY 28.6%
CA 60.9%

Asset Quality Stabilized QoQ and Improved YoY

RBB BANCORP

Special Mention & Substandard Loans


$ in thousands
$140,651
$182,336
$126,229
$94,412
$97,272
$76,372
$91,019
$76,880
$75,175
$72,494
$64,279
$91,317
$49,349
$19,237
$24,778
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Special Mention
Substandard

Special Mention & Substandard Loans by Type


$ in thousands
$72,494
$1,518
$27,694
$17,605
$25,677
$24,778
$3,399
$8,215
$13,164
Special Mention
Substandard
CRE
C&I & SBA
C&D
Mortgage & Consumer

30-89 Days Delinquent Loans, excluding Nonperforming Loans


$ in thousands
$5,927
$18,003
$6,533
$8,789
$7,911
$1,655
$10,455
$1,092
$2,329
$1,739
$4,272
$7,548
$5,441
$6,460
$6,172
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
SFR
Non-SFR

- Substandard loans
  - Decreased $2.7 million QoQ
  - Decreased $3.9 million YoY
  - $27.9 million on accrual status at 3/31/26
- Special mention loans
  - Increased $5.5 million QoQ (representing two relationships)
  - Decreased $39.5 million, or 61%, YoY
  - All special mention loans are on accrual status

Healthy Allowance For Credit Losses Coverage Ratio


Allowance for Loan Losses (ALL)
$ in Thousands
$51,932
$51,014
$44,892
$43,888
$43,666
1.65%
1.58%
1.36%
1.32%
1.31%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
ALL
ALL / HFI loans ratio


Provision for Credit Losses & Net Charge-offs
$ in Thousands
$6,746
0.35%
$2,643
0.42%
$2,387
$3,305
0.84%
$625
$6,872
0.20%
$600
$1,624
0.00%
$(200)
$22
1Q25
2Q25
3Q25
4Q25
1Q26
Provision for Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $43.7 million, or 1.31% of loans HFI, at 3/31/26 compared to $43.9 million, or 1.32% of loans HFI, at 12/31/25
- First quarter 2026 activity included:
  - Loan production of $131 million resulting in overall net loan growth of $11 million
  - Provision reversal of $200 thousand supported by
    - Paydowns on loans with specific reserves;
    - Stabilized credit quality; and
    - Positive changes in the economic forecast

Deposits: Retail Deposit Growth Supports Net Loan Growth

RBB BANCORP 皇佳商業金控

Total Deposits at 3/31/26


$3.34 billion
Wholesale deposits 4.9%
DDA 15.8%
Savings, NOW & MMA 35.2%
Time deposits, $250,000 and under 22.2%
Time deposits, greater than $250,000 21.9%

Deposit Mix – QoQ Annualized

$ in millions


+6%
+22%
-2%
-1%
$3,143
$3,188
$3,366
$3,350
$3,340
1Q25: $721 $159 $871 $864 $528
2Q25: $692 $184 $920 $848 $544
3Q25: $722 $268 $954 $872 $550
4Q25: $956 $226 $852 $790 $526
1Q26: $1,176 $164 $733 $740 $527
Non-interest bearing
Time deposits, greater than $250,000
Savings, NOW & MMA
Time deposits, $250,000 and under
Wholesale

- Deposits decreased 1% QoQ and increased 6% YoY
- $61.9 million decrease in wholesale deposits, offset by $51.4 million increase in retail deposits QoQ
- Spot rate[(1)] for deposit costs of 2.79% at 3/31/26, down from 2.90% at 12/31/25
- Cash, investments, and secured borrowing capacity totaled $2.2 billion at 3/31/26


377 366 363 351 339
417 402 398 385 371
267 265 265 265 285
313 305 303 296 286
IB Deposits
Time
Savings, NOW & MMA
Total Deposits
1Q25
2Q25
3Q25
4Q25
1Q26

(1) Spot rate is the period end weighted average interest rate for total deposits

Operating Expense & Efficiency

RBB BANCORP



Noninterest Expense
$18.52
$20.49
$18.68
$18.97
$19.26
$2.36
$1.52
$1.60
$2.41
$10.64
$2.42
$2.90
$1.71
$2.38
$11.08
$2.40
$1.45
$1.81
$2.43
$10.60
$2.45
$1.60
$1.75
$2.44
$10.73
$2.28
$1.50
$1.71
$2.51
$11.26
$ in millions
1Q25
2Q25(3)
3Q25
4Q25
1Q26
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
65.09%
57.22%
57.36%
58.69%
55.41%
$28.46
$35.81
$32.57
$32.32
$34.75
$ in millions
1Q25
2Q25(3)
3Q25
4Q25
1Q26
Total Revenue
Efficiency Ratio(1)



NIE / Avg Assets Ratio
1.90%
2.05%
1.79%
1.80%
1.86%
$18.52
$20.49
$18.68
$18.97
$19.26
$ in millions
1Q25
2Q25(3)
3Q25
4Q25
1Q26
Noninterest expense (NIE)
NIE / Avg Assets Ratio(2)

- Efficiency ratio of 55.41% in 1Q26 vs. 58.69% in 4Q25 and 65.09% in 1Q25
- 1Q26 noninterest expense of $19.3 million, increased $0.3 million vs. 4Q25 and $0.7 million vs. 1Q25
- Noninterest expense as a percentage of average assets totaled 1.86% in 1Q26 vs 1.80% in 4Q25 and down from 1.90% in 1Q25 – increased expenses QoQ related to seasonably higher compensation costs

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized (3) 2Q25 includes noninterest income of $5.2 million Employee Retention Credit (ERC) and noninterest expense of $1.2 million related to the ERC received during the quarter.

Accumulation of Strong Company Capital Ratios


CET1 Capital Ratio
17.87%
17.61%
17.28%
17.49%
17.85%
6.50%
6.50%
6.50%
6.50%
6.50%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
CET1 Capital Ratio
Well Capitalized Level


Tangible Common Equity Ratio(1)
11.10%
11.07%
10.67%
10.90%
11.12%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Tangible Common Equity Ratio


Total Capital Ratio
24.42%
24.00%
23.64%
23.83%
24.20%
10.00%
10.00%
10.00%
10.00%
10.00%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Total Capital Ratio
Well Capitalized Level


Leverage Ratio
12.07%
12.04%
11.50%
11.60%
11.77%
5.00%
5.00%
5.00%
5.00%
5.00%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Leverage Ratio
Well Capitalized Level

- Increased book value per share 8.1% and tangible book value per share[1] 9.0% compared to 1Q25
- Quarterly common stock dividend of $0.16 per share, equivalent to $0.64 per share annualized
- Return on average tangible common equity[1] of 10.04%, compared to 9.05% in the prior quarter
- Returned $25.1 million to stockholders in last 12 months through quarterly dividends and stock repurchases

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

RBB BANCORP

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		3/31/2025		6/30/2025		9/30/2025		12/31/2025		3/31/2026
Tangible Common Equity:										
Total Shareholders' Equity	$	510,306	$	517,653	$	514,335	$	523,410	$	531,054
Adjustments										
Goodwill	$	(71,498)	$	(71,498)	$	(71,498)	$	(71,498)	$	(71,498)
Core Deposit Intangible		(1,839)		(1,667)		(1,495)		(1,338)		(1,204)
Tangible Common Equity	**$**	**436,969**	**$**	**444,488**	**$**	**441,342**	**$**	**450,574**	**$**	**458,352**
Tangible Assets:										
Total Assets - GAAP	$	4,009,400	$	4,090,040	$	4,208,455	$	4,208,294	$	4,194,312
Adjustments										
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(1,839)		(1,667)		(1,495)		(1,338)		(1,204)
Tangible Assets	**$**	**3,936,063**	**$**	**4,016,875**	**$**	**4,135,462**	**$**	**4,135,458**	**$**	**4,121,610**
Common Shares Outstanding		17,738,628		17,699,091		17,043,897		17,057,397		17,074,159
Tangible Common Equity to Tangible Assets Ratio		**11.10%**		**11.07%**		**10.67%**		**10.90%**		**11.12%**
Tangible Book Value Per Share		**$24.63**		**$25.11**		**$25.89**		**$26.42**		**$26.84**
Average Tangible Common Equity:										
Average Shareholders' Equity	$	512,262	$	513,691	$	512,874	$	519,194	$	529,382
Adjustments										
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(1,951)		(1,780)		(1,608)		(1,440)		(1,204)
Average Tangible Common Equity	**$**	**438,813**	**$**	**440,413**	**$**	**439,768**	**$**	**446,256**	**$**	**456,680**
Net Income Available to Common Shareholders	$	2,290	$	9,333	$	10,148	$	10,177	$	11,300
Return on Average Tangible Common Equity		**2.12%**		**8.50%**		**9.16%**		**9.05%**		**10.04%**

Non-GAAP Reconciliation: Pre-Tax Pre-Provision Income

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "pre-tax pre-provision income." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. Pre-tax pre-provision income is calculated by subtracting noninterest expense from the sum of net interest income and noninterest income, as shown in the following table:

	Quarter to Date				
($ in thousands)	**1Q25**	**2Q25**	**3Q25**	**4Q25**	**1Q26**
Pre-Tax Pre-Provision Income:					
Net Interest Income	$ 26,163	$ 27,334	$ 29,277	$ 29,508	$ 30,503
Noninterest Income	2,295	8,478	3,293	2,807	4,251
Noninterest Expense	(18,522)	(20,493)	(18,683)	(18,965)	(19,258)
Pre-Tax Pre-Provision Income	**$ 9,936**	**$ 15,319**	**$ 13,887**	**$ 13,350**	**$ 15,496**